April 13, 2020
Scharf Fund

Institutional Class	LOGIX
Retail Class	LOGRX

A series of Advisors Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information dated January 28, 2020

By unanimous written consent on March 31, 2020, at the recommendation of Scharf Investments, LLC (the “Adviser”), investment advisor of the Scharf Fund (the “Fund”), the Board of Trustees of the Trust approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Adviser, pursuant to which the Adviser has agreed to reduce the Fund’s expense cap for the Fund from 0.89% to 0.79% and to lower the management fee from 0.89% to 0.78%, respectively, effective April 1, 2020. The new expense cap will be in place at least through April 1, 2021.

Prospectus

In connection with these reductions, the “Fees and Expenses of the Fund” sub-section and “Example” sub-section on page 1 of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Scharf Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Retail Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%	0.78%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Shareholder Servicing Plan Fee)	0.21%	0.21%
Shareholder Servicing Plan Fee	0.10%	0.10%
Total Annual Fund Operating Expenses(1)	1.24%	0.99%
Less: Fee Waiver(2)	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver	1.15%	0.90%

(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waivers in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Scharf Fund and does not include expenses of 0.01% attributed to acquired fund fees and expenses (“AFFE”). Total Annual Fund Operating Expenses reflect the maximum Rule 12b-1 fee and/or Shareholder Servicing Plan fee allowed while the Expense Ratios in the Financial Highlights reflect actual expenses.

(2)
Scharf Investments, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Scharf Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver (excluding AFFE, interest, taxes, extraordinary expenses and class-specific expenses, such as the distribution (12b-1) fee of 0.25% or shareholder servicing plan fee of 0.10%), to 0.79% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least April 1, 2021, and may be terminated only by the Board of Trustees (the “Board”) of the Trust. The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Scharf Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$117	$385	$672	$1,492
Institutional Class	$92	$306	$538	$1,205

The second paragraph in sub-section titled, Investment Adviser on page 36 of the Prospectus is modified to read as follows:

The Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies. The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, for the fiscal year ended September 30, 2019, the Adviser was entitled to receive an annual management fee, calculated daily and payable monthly, equal to a rate of 0.89% of the Scharf Fund’s average daily net assets and 0.99% of the Multi-Asset Fund’s, Global Opportunity Fund’s and Alpha Opportunity Fund’s average daily net assets. For the fiscal year ended September 30, 2019, the Adviser received management fees of 0.79% of the Scharf Fund’s average daily net assets, after any waivers, and 0.52% of the Multi-Asset Fund’s average daily net assets, after any waivers. For the fiscal year ended September 30, 2019, the Adviser waived its entire management fee for both the Global Opportunity Fund and Alpha Opportunity Fund. Effective April 1, 2020, the Adviser is entitled to receive an annual management fee equal to a rate of 0.78% of the Scharf Fund's average daily net assets.

The “Fund Expenses” sub-section on page 37 of the Prospectus is modified to read as follows:

Fund Expenses
Each Fund is responsible for its own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses through at least January 27, 2021, for the Multi-Asset Fund, Global Opportunity Fund and Alpha Opportunity Fund and through at least April 1, 2021 for the Scharf Fund, to limit Total Annual Fund Operating Expenses of each Fund (excluding AFFE, interest expense, dividends on securities sold short, taxes, extraordinary expenses and any other class-specific expenses, such as a distribution (12b-1) fee or shareholder servicing plan fee) to the amounts shown below as a percentage of each Fund’s average daily net assets:

Scharf Fund	0.79%
Multi-Asset Fund	0.88%
Global Opportunity Fund	0.54%
Alpha Opportunity Fund	0.65%

The term of the Funds’ operating expenses limitation agreement, subject to its annual approval by the Board, is indefinite, and it can only be terminated by the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.

Statement of Additional Information

The second paragraph under the heading, "The Funds' Investment Adviser" is hereby deleted and replaced with the following:

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Funds an investment advisory fee computed daily and payable monthly, based on a rate equal to 0.99% of each Fund’s average daily net assets, except for the Scharf Fund, for which the investment advisory fee is 0.89%. Effective April 1, 2020, the Adviser is entitled to receive an annual management fee equal to a rate of 0.78% of the Scharf Fund's average daily net assets. For the fiscal years indicated below, the Scharf Fund paid the following management fees to the Adviser:

All other references contained in the Prospectus and Statement of Additional Information to the Fund’s Expense Cap are hereby superseded by the information contained in this Supplement.

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Please retain this Supplement with the Prospectus and Statement of Additional Information.